SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       December 7, 2005 (December 6, 2005)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


          Washington                   0-26542                 91-1141254
 (State or Other Jurisdiction  (Commission file number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 6, 2005, Redhook Ale Brewery, Incorporated (the "Company") and Gerald C. Prial, Vice President - Sales and Eastern Operations, entered into a letter of agreement (the "Prial Agreement") regarding employment. The Prial Agreement is effective as of December 1, 2005. Mr. Prial's previous employment agreement with the Company expired according to its terms on July 31, 2005, and Mr. Prial has been employed by the Company as an "at-will" employee since that time.

The Prial Agreement provides that Mr. Prial will continue with the Company as an "at-will" employee. Mr. Prial will receive an annual base salary of $165,375 per year, subject to review and annual adjustment as recommended by the Compensation Committee and approved by the Board of Directors (the "Board"). This increase in base salary represents the first increase in Mr. Prial's salary since August 2000. Mr. Prial will also be eligible for a yearly bonus, of which 50% will be discretionary and 50% will be paid upon achieving certain targets per terms set forth by, and as approved by, the Compensation Committee or the Board. Mr. Prial's target bonus for 2005 is $20,000. The Prial Agreement also provides for an annual car allowance of $10,200 per year. In the event that Mr. Prial's employment with the Company is terminated by the Company for any reason other than for cause, Mr. Prial will be entitled to severance equal to one month of base salary for each year of service with the Company not to exceed 24 months.

A copy of the letter agreement with Mr. Prial is attached hereto as Exhibit 10.1


On December 6, 2005, the Company and Allen L. Triplett, Vice-President Brewing, entered into a letter of agreement (the "Triplett Agreement") regarding employment. The Triplett Agreement is effective as of December 1, 2005. Mr. Triplett's previous employment agreement with the Company expired according to its terms on July 31, 2005, and Mr. Triplett has been employed by the Company as an "at-will" employee since that time.

The Triplett Agreement provides that Mr. Triplett will continue with the Company as an "at-will" employee. Mr. Triplett will receive an annual base salary of $165,375 per year, subject to review and annual adjustment as recommended by the Compensation Committee and approved by the Board. This increase in base salary represents the first increase in Mr. Triplett's salary since August 2000. Mr. Triplett will also be eligible for a yearly bonus, of which 50% will be discretionary and 50% will be paid upon achieving certain targets per terms set forth by, and as approved by, the Compensation Committee or the Board. Mr. Triplett's target bonus for 2005 is $20,000. The Triplett Agreement also provides for an annual car allowance of $10,200 per year. In the event that Mr. Triplett's employment with the Company is terminated by the Company for any reason other than for cause, Mr. Triplett will be entitled to severance equal to one month of base salary for each year of service with the Company not to exceed 24 months.

A copy of the letter agreement with Mr. Triplett is attached hereto as
Exhibit 10.2

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

      Exhibit No.               Description
      ----------------------    ------------------------------------------------

      10.1                      Letter between Gerald C. Prial, Vice President
                                - Sales and Eastern Operations and Redhook Ale Brewery, Incorporated, effective December 1, 2005
      10.2 Letter between Allen L. Triplett, Vice-President Brewing and Redhook Ale Brewery, Incorporated, effective December 1, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REDHOOK ALE BREWERY,
                                         INCORPORATED



Dated:  December 7, 2005             By: /s/ LORRI L. JONES
                                         ---------------------------------------
                                             Lorri L. Jones
                                             Principal Accounting Officer

                                  EXHIBIT INDEX

         Exhibit No.            Exhibit
         -------------------    ------------------------------------------------

                10.1 Letter between Gerald C. Prial, Vice President - Sales and Eastern Operations and Redhook Ale Brewery, Incorporated, effective December 1, 2005
                10.2 Letter between Allen L. Triplett, Vice-President Brewing and Redhook Ale Brewery, Incorporated, effective December 1, 2005